Exhibit 99.2

We have incurred net losses since inception. Commercialization of our first and only product, Mirel, is subject to a number of risks and uncertainties and may take longer than currently expected.

We have generated net losses since being founded in 1992 and our first and only product in the market, Mirel, is still in the early stages of commercialization. Our ability to generate revenues in the near-term is highly dependent on the successful commercialization of Mirel through our Telles joint venture. We expect to receive royalties on sales of Telles products and reimbursement of the cost of services provided by us to Telles. However, we will not receive royalties on sales of Mirel or reimbursement for Telles-related expenses until Telles has sold at least one million pounds of Mirel manufactured at the Commercial Manufacturing Facility, meeting certain criteria specified in our agreement with ADM (the “First Commercial Sale”). Achievement of the First Commercial Sale milestone is subject to a number of risks and uncertainties and has taken longer than anticipated. In particular, the expected timing of the First Commercial Sale has been pushed back on several occasions for various reasons. In 2011, we extended the expected timing of meeting the First Commercial Sale milestone as a result of supply disruption of a third-party raw material currently needed to produce one of our Mirel product grades. In addition, we are working with customers to optimize the physical properties of the Mirel film product aimed at a specific segment of the agricultural market, which delayed anticipated sales associated with that product. While we currently anticipate that such supply disruption will be resolved and product optimization will be completed shortly, there is no assurance that we will meet the First Commercial milestone in the second half of 2011. Moreover, this goal is subject to numerous risks, uncertainties and assumptions, including that a significant portion of the sales needed to reach the First Commercial Sale milestone occur in the second half of 2011. Additionally, Telles currently has only limited customer commitments for commercial quantities of Mirel, and many prospective customers are currently evaluating and performing tests on Mirel prior to making large-scale purchase decisions. Moreover, our ability to meet the First Commercial Sale milestone is also dependent on our customers’ ability to commercialize their products which use Mirel, which may never gain market acceptance. If these or other factors affect the ramp-up of commercial sales and delay the timing of achievement of our First Commercial Sale milestone, our stock price may be adversely affected.

Even if the First Commercial Sale milestone is achieved, we will not receive any distribution of profits from Telles until ADM has recouped its investment in the joint venture, including the costs of constructing the Commercial Manufacturing Facility. Specifically, ADM’s cost of constructing the Commercial Manufacturing Facility for the production of Mirel, the working capital requirements of the joint venture funded by ADM, and ADM’s support payments to us have significantly exceeded the investments made by us to establish compounding operations for the joint venture. In order to rebalance the respective investments made by the parties, pursuant to the joint venture agreement, a preferential distribution of cash flow provision provides that all profits, after payment of all royalties, reimbursements and fees, from the joint venture will be distributed to ADM until ADM’s disproportionate investment in the joint venture, including the costs of constructing the Commercial Manufacturing Facility, have been returned to ADM. In order to track the disproportionate investments ADM has made, a Ledger Account has been established to record the respective investments made by the parties. As of March 31, 2011, the balance of the ADM Ledger Account was approximately $412 million and this is expected to increase, at least in the near-term. Even if Telles is successful in marketing and selling Mirel, its ability to generate profits will depend on a number of factors including whether we can successfully reduce manufacturing costs, whether we can expand manufacturing capacity, and the price that Telles can charge for Mirel products. Telles may never earn sufficient profits to pay down the Ledger Account, in which case we will never receive any profits from Telles. If that is the case, the royalty payments and compounding fees will be the only source of revenues from Mirel, which may not be sufficient to sustain our capital requirements.

Without ADM’s continued involvement in Telles, we may not have the necessary financial or other resources to pursue the commercialization of Mirel. Under our agreement with ADM, ADM is free to terminate the agreement if a change in circumstances that is not reasonably within the control of ADM makes the anticipated financial return from the project inadequate or too uncertain, including the emergence of a superior technology, an increase in the projected costs of manufacturing, a decrease in the projected sales volume or a decrease in the projected sales price. If ADM terminates the agreement, we may be forced to search for another partner to pursue commercialization of Mirel and we may not be able to able to do so on commercially reasonable terms or at all. Outside of Mirel, our technologies are in the early stages of development. We may never be able to manufacture and sell other products developed with our technology on a commercial scale. Even if we can successfully manufacture and sell other products, whether we are able to generate a profit on any of these products is highly uncertain and depends on a number of factors including our cost of production, the price we are able to charge for these products, and the emergence of competing product.

Changes in government regulations encouraging the use of biodegradable alternatives to plastic products or the use of biofuels and changes in regulations pertaining to marketing of biodegradable products may have an adverse effect on our business.

One of the key markets for our products is as compostable and biodegradable substitutes for non-biodegradable petroleum-based plastics. This market is driven in part by laws, regulations and policies designed to encourage or mandate the increased use of biodegradable alternatives to petroleum-based plastics. Numerous countries, states and localities have enacted such laws and regulations, including bans and taxes on the use of single-use plastic and non-biodegradable plastic bags, due to ecological and waste management concerns. For example, the cities of San Francisco, Manhattan Beach, Malibu and Palo Alto in California, all have imposed bans on single-use non-biodegradable plastic bags. Similar laws have been proposed or enacted in parts of Europe, China, Taiwan and India. The phasing out or elimination of these or similar laws and regulations may adversely affect the demand for Telles products, which could further delay any distribution of Telles profits to Metabolix. The state of California has enacted legislation limiting the use of the terms “compostable,” “biodegradable” and similar terms in connection with certain plastic products. Similar legislation has been adopted or is being proposed in other jurisdictions. While these restrictions also impact Telles competitors, these laws and regulations may limit our ability to promote or market Mirel based on its biodegradability characteristics. This could adversely affect the demand for Mirel which, in turn, could have a material adverse effect on our business, financial condition and results of operations. In addition, we are in the early stage of developing plant crops for co-producing plastics or chemicals together with biofuels. The market for biofuels is heavily influenced by governmental laws, regulations and policies mandating or providing incentives for fuel alternatives. The phasing out or elimination of these or similar laws and regulations may adversely affect the demand for biofuels and deter investment in the research and development in such products or biofuels, which would adversely affect our business.